EXHBIBIT 10.1













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                            DESA HOLDINGS CORPORATION

                             1998 STOCK OPTION PLAN



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                            DESA HOLDINGS CORPORATION
                             1998 STOCK OPTION PLAN
                                TABLE OF CONTENTS
                                                                   Page

1.       PURPOSE                                                    1
2.       ADMINISTRATION OF THE PLAN                                 1
3.       STOCK SUBJECT TO THE PLAN                                  3
4.       AUTHORITY TO GRANT OPTIONS                                 3
5.       WRITTEN OPTION AGREEMENT                                   4
6.       ELIGIBILITY                                                4
7.       OPTION PRICE                                               4
8.       DURATION OF OPTIONS                                        5
9.       RESTRICTIONS ON EXERCISE OF OPTIONS                        6
10.      EXERCISE OF OPTIONS                                        7
11.      NON-TRANSFERABILITY OF OPTIONS                             9
12.      TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF
         OPTIONEE WITH THE COMPANY                                  9
13.      REQUIREMENTS OF LAW, ETC.                                 10
14.      LEGEND ON CERTIFICATES                                    11
15.      NO RIGHTS AS STOCKHOLDER                                  11
16.      NO EMPLOYMENT OBLIGATION                                  11
17.      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE                11
18.      AMENDMENT OR TERMINATION OF PLAN                          14
19.      CERTAIN RIGHTS OF THE COMPANY                             15
20.      TAX WITHHOLDING                                           15
21.      EFFECTIVE DATE AND DURATION OF THE PLAN                   16

                                       (i)

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                            DESA HOLDINGS CORPORATION

                             1998 STOCK OPTION PLAN


         1.       PURPOSE

         The purpose of this 1998 Stock Option Plan (the "Plan") is to encourage directors, officers, consultants and and other key employees of DESA Holdings Corporation (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company and its Subsidiaries by providing opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options") which may be options designed to qualify as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended [the "Code"]) (an "ISO"), or options not intended to qualify for any special tax treatment under the Code (a "NQO"). The term "Subsidiary" as used in the Plan means a corporation or other business organization of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock, partnership interests or other equity interests. As of the date of adoption of this Plan, DESA International, Inc. is a Subsidiary.

         2.       ADMINISTRATION OF THE PLAN

                  (a) The Plan shall be administered by a committee (the "Committee") consisting of those directors of the Company who shall at any time and from time to time be serving as members of the Compensation Committee of the Board of Directors of the Company (the "Board"); provided that, (i) at any time that Section 16 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") is applicable to the Company, the Committee shall be composed of at least two (2) directors and each such director shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and, (ii) at any time that Section 162(m) of the Code is applicable to the Company, each such director shall be an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

                  (b) The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may



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determine.  A majority of the  Committee  shall  constitute a quorum.  Acts of a majority of the members of the Committee present at any meeting of the Committee at which a quorum is present, or acts consented to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee.

                  (c) The Committee shall from time to time determine to whom Options shall be granted under the Plan, the type of Options granted, the number of shares of Stock (as hereinafter defined) that may be purchased under each such Option and the terms and conditions (including but not limited to vesting provisions) of each such Option. The Committee shall from time to time report to the Board the names of the persons to whom Options are granted, the type of Options granted, the number of shares of Stock that may be purchased under each such Option and the terms and conditions of each such Option.

                  (d) The Committee shall have the sole authority, in its absolute discretion, to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, and to interpret the Plan, the rules and regulations, and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All questions of interpretation and application of the Plan, such rules and regulations, Options granted under the Plan or instruments evidencing Options shall be subject to the determination of the Committee, which shall be final, binding and conclusive on all Optionees (as hereinafter defined).

                  (e) The powers and determinations of the Committee set forth in the Plan (including but not limited to this Section) may be exercised or made by the Committee or the Board, as the Board may from time to time direct in its discretion, and references in the Plan, in rules or regulations under the Plan or in instruments evidencing Options shall be understood to refer to the Board in any such case.

                  (f) The Plan shall be administered in such a manner as to permit those Options granted hereunder and designated under Section 4 as such to qualify as incentive stock options as described in Section 422 of the Code unless defined elsewhere.

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         3.       STOCK SUBJECT TO THE PLAN

         The total number of shares of stock which may be subject to Options issued under the Plan (the "Option Pool") shall be 1,462,222 shares of the Company's Common Stock, $.01 par value per share ("Stock"), from either authorized but unissued shares or treasury shares; provided that the number of shares stated in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 17. If any outstanding Option is surrendered or expires or terminates for any reason or due to any cause (including but not limited to the death or severance of employment of the Optionee), the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

         4.       AUTHORITY TO GRANT OPTIONS

         The Committee may determine, from time to time, which key employees of the Company or any Subsidiary or other persons shall be granted Options under the Plan, the terms and conditions (including but not limited to vesting provisions) of the Options and whether an Option shall be an ISO or a NQO) and the number of shares which may be purchased under the Option or Options; provided, however, that if any person to whom a grant has been made fails to execute and deliver to the Committee an Option Agreement within ten (10) days after it is submitted to him or her, the Option so granted shall be voidable by the Company at its election, without further notice to the Optionee. Without limiting the generality of the foregoing, the Committee may from time to time grant: (a) to such eligible employees as it shall determine, an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options will if so designated at the time of grant constitute an ISO; and (b) to such eligible directors, employees or other persons as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan, which Option or Options shall constitute a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

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         5.       WRITTEN OPTION AGREEMENT

         Each Option granted hereunder shall be embodied in a written option agreement (the "Option Agreement") substantially in the form of Exhibit 1 or
Exhibit 2 attached hereto (or in such other form not inconsistent with the Plan as the Committee may determine), which shall be signed by the Optionee and by the Chairman of the Board, the President, the Chief Operating Officer, or the Chief Financial Officer of the Company for and in the name and on behalf of the Company. An Option Agreement pertaining to an ISO shall contain the restriction on exercisability set forth in Section 9 and any Option Agreement for any Option, whether ISO or NQO, may contain such other provisions not inconsistent with the Plan as the Committee in its sole and absolute discretion shall approve.

         6.       ELIGIBILITY

         The persons who shall be eligible for grants of Options under the Plan shall be directors, officers, employees and other persons, whether or not employees, who render services of special importance to the management, operation or development of the Company or a Subsidiary. ISOs shall not be granted to any person who is not an employee of the Company or a Subsidiary. A director, officer, employee or other person to whom an Option has been granted under the Plan, and any successor to such person who may be eligible to exercise such Option following the death of the employee, or permitted assignee of such person under Section 11 of the Plan, is sometimes referred to herein as an "Optionee".

         7.       OPTION PRICE

                  (a) Except as otherwise provided in this Section, the price at which shares of Stock may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted, but shall in no event be less than the par value of such shares and not less than one hundred percent (100%) of the fair market value (as hereinafter defined) of the Stock on the date the Option is granted. In the case of an employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the price at which shares of Stock may be so purchased pursuant to an

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ISO shall be not less than one hundred and ten percent (110%) of the fair market value of the Stock on the date the ISO is granted.

                  (b) For purposes of the Plan, the "fair market value" of a share of the Stock on any date specified herein, shall mean (i) the last reported sales price, regular way, or, in the event that no sale takes place on such date, the average of the reported closing bid and asked prices, regular way, in either case (A) on the principal national securities exchange on which the Stock is listed or admitted to trading, or (B) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (ii) if the Stock is not quoted on such National Market System, (A) the average of the closing bid and asked prices on such date in the over-the-counter market as reported by NASDAQ, or (B) if bid and asked prices for the Stock on such date shall not have been reported through NASDAQ, the average of the bid and asked prices for such date as furnished by any American or New York Stock Exchange member firm regularly making a market in the Stock selected for such purpose by the Committee; or (iii) if the Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Committee as of a date which is within thirty (30) days of the date as of which the determination is to be made.

         8.       DURATION OF OPTIONS

         Subject to Section 12 of the Plan, the duration of any Option shall be specified by the Committee in the Option Agreement, but no Option shall be exercisable after the expiration of ten (10) years from the date as of which such Option is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, no ISO shall be exercisable after the expiration of five (5) years from the date as of which such Option is granted. The Committee, in its sole and absolute discretion, may extend any Option theretofore granted subject to the aforesaid limits and may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

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         9.       RESTRICTIONS ON EXERCISE OF OPTIONS

                  (a) Notwithstanding any other provision of the Plan, (i) at any time that Section 16 of the Exchange Act is applicable to the Company no Option shall be exercisable until at least six (6) months after the date on which such Option is granted by the Committee and (ii) the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which ISOs may be exercisable for the first time by an Optionee during any calendar year (under the Plan or any other incentive stock option plan(s) of the Company or any Subsidiary) shall not exceed $100,000. Subject to the foregoing, each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its sole and absolute discretion, may provide in the Option Agreement.

         (b) The Committee may from time to time restrict the exercise of any Option by prohibiting such exercise at any time during which and for such period of time as any Optionee is engaged in any activity determined by the Committee, after consideration of the facts presented on behalf of the Company and the Optionee, to be detrimental to the best interests of the Company and its stockholders. The Committee shall notify the Optionee in writing of any such determination and of the scope and duration of any such restriction. If the Committee notifies an Optionee in writing that such Optionee is engaged or may have engaged in such a detrimental activity and such Optionee has exercised or attempts to exercise an Option after such notification but prior to a decision of the Committee based on the consideration of all facts presented on behalf of the Company and the Optionee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Committee makes an adverse determination; provided, however, that if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Option as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the detrimental nature of the Optionee's activities shall be final, binding and conclusive.

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         10.      EXERCISE OF OPTIONS

                  (a) Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by payment of the option price for such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price for such shares, as the Committee in its sole and absolute discretion shall consider acceptable. Such notice shall be delivered in person to the Chief Financial Officer or Treasurer of the Company or shall be sent by registered mail, return receipt requested, to the Chief Financial Officer or Treasurer of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

                  (b) Alternatively, at the discretion of the Committee and subject to such rules as may be established by the Committee, payment of the option price may be made through a so-called "cashless exercise" procedure, under which:

                  (i) The Optionee delivers irrevocable instructions to a broker to sell shares of Stock acquired upon exercise of the Option and to remit promptly to the Company a sufficient portion of the sale proceeds of such shares to pay the option price and any withholding tax resulting from such exercise; or

                  (ii) A broker (A) transmits the option price to the Company in cash or acceptable cash equivalents, either (I) against the Optionee's notice of exercise and the Company's confirmation that it will deliver to the broker stock certificates issued in the name of the broker for at least that number of shares having the fair market value equal to the option price or (II) as the proceeds of a margin loan to the Optionee; or (B) agrees to pay the option price to the Company in cash or acceptable cash equivalents upon the broker's receipt from the Company of stock certificates issued in the name of the broker for at least that number of shares having a fair market value equal to the option price.

The Optionee's written notice of exercise of an option pursuant to a "cashless exercise" procedure must include the name and address of the broker involved, a clear description of the procedure, and such other information or undertaking by the broker as the Treasurer shall reasonably require.

                  (c) Alternatively, at the discretion of the Committee and subject to such rules as may be established by the Committee, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless and until he has held the shares until at least two (2) years after the date the ISO (or such other incentive stock option) was granted and at least one (1) year after the date the ISO (or such other incentive stock option) was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares in respect of which such Option is exercised:

                  (i) Certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, fully vested and free of all liens, claims and encumbrances of every kind, with such certificates to be duly endorsed or accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates; and

                  (ii) If the option price for the shares in respect of which such Option is exercised exceeds the fair market value of the shares of Stock represented by such certificates on the date of delivery of such certificates, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess and otherwise as the Committee in its sole and absolute discretion shall consider acceptable.

Notwithstanding the foregoing provisions of this Section, the Committee, in its sole and absolute discretion, (A) may refuse to accept shares of Stock in payment of the option price for the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock.

                  (d) As promptly as practicable after the receipt by the Company of (i) written notice from the Optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised and (ii) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall, subject to the provisions of
Section 13 of the Plan, cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised.

         11.      NON-TRANSFERABILITY OF OPTIONS

         Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the Optionee. Options shall be null and void and without effect upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable upon the Options. Notwithstanding the foregoing, the Committee may, in its sole and absolute discretion, permit the transfer of Options which are not ISOs to (a) members of the Optionee's immediate family (consisting of parents, siblings, issue (natural or adopted), in-laws, step-parents, step-children (natural or adopted) or cousins or (b) trusts or other estate planning vehicles solely for the benefit of the Optionee and such immediate family members of the Optionee or (c) limited partnerships or limited liability companies whose only partners or members are the Optionee and such immediate family members of such Optionee, subject to such restrictions and conditions as the Committee may deem advisable or appropriate.

         12.      TERMINATION OF EMPLOYMENT OR INVOLVEMENT
                  OF OPTIONEE WITH THE COMPANY

         For purposes of the Plan, employment by or involvement with (in the case of an Optionee who is not an employee) the Company or a Subsidiary shall be considered employment by or involvement with the Company. After the Optionee's termination of employment with or involvement with the Company, the Option shall terminate as provided in the Option Agreement, and the Option shall be vested only to the extent vested on the date of such termination of employment.

         13.      REQUIREMENTS OF LAW, ETC.

                  (a) The Company shall not be required to transfer any Stock or to sell or issue any shares upon the exercise of any Option if the transfer, sale or issuance of such shares may result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Without limiting the generality of the foregoing, in connection with the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon the proposed transfer of Stock or the proposed exercise of any Option the Company shall not be required to transfer or issue shares unless the Board has received evidence or advice satisfactory to it to the effect that such transfer or issuance of shares is pursuant to a registration statement in effect under the Securities Act and applicable Blue Sky Laws or otherwise is subject to an exemption from such registration. Any determination in this connection by the Board shall be final, binding and conclusive. The Company shall not be obligated to take any other action in order to cause the transfer of Stock or the exercise of an Option to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

                  (b) Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit a transfer of shares of the Stock or of any Option if in the opinion of its legal counsel such transfer may violate any federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of the Stock received upon exercise of any Option (or any other shares or securities derived therefrom) or of any Option which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.

         14.      LEGEND ON CERTIFICATES

         The Committee may cause any certificate representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act or any applicable Blue Sky Law, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

         15.      NO RIGHTS AS STOCKHOLDER

         No Optionee shall have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 17 of the Plan, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

         16.      NO EMPLOYMENT OBLIGATION

         The granting of any Option shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, and the right of the Company or any Subsidiary to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him or her. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

         17.      CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

                  (a) The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all any subdivisions, splits, combinations or consolidations of shares of capital stock of the Company (including the Stock) or the payment of a dividend in shares of the Stock or other securities of the Company, adjustments, recapitalizations, reclassifications, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into or exchangeable or exercisable for shares of the Stock or other securities, ranking prior to or pari passu with the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (b) Subject to the provisions of Section 17(d) of the Plan, the number of shares of the Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of the Stock covered by any outstanding Options and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be appropriately adjusted by the Board in the event that the outstanding shares of the Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or dividends payable in capital stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section shall be final, binding and conclusive.

                  (c) If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of the Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided in this Section), and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

                  (d) Unless otherwise determined by the Board in its sole discretion and except as otherwise provided in Section 17(c) of the Plan, if while unexercised Options remain outstanding under the Plan (i) the Company is merged or consolidated with another corporation or other entity, whether or not the Company is the
                                      -12-
surviving entity, or (ii) the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity, or (iii) there takes place a Change in Control (as hereinafter defined), or (iv) in other circumstances in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply, (A) the purchaser(s) of the Company's assets or capital stock may, in his, her or its discretion, deliver to the Optionee, to the extent that the right to purchase shares of the Stock under the Option has vested, the same kind of consideration (less the price per share payable upon exercise thereof) that is delivered to the holders of the Stock as a result of such merger, consolidation, liquidation, sale, disposition, Change in Control or other circumstances or (B) the Board may, in its sole determination, cancel the Option, to the extent not theretofore exercised, in exchange for consideration in cash or in kind, which consideration in the case of (A) or (B) shall be equal in value to the value of those shares of stock or other consideration the Optionee would have received had the Option been exercised (to the extent it has vested and not been exercised) and no disposition of the shares so acquired upon such exercise been made prior to such merger, consolidation, liquidation, sale, disposition, Change in Control or other circumstances, less the price per share payable upon exercise thereof. Upon receipt of such consideration by the Optionee, the Option shall immediately terminate and be of no further force and effect, including with respect to the vested and unvested portion thereof. The value of the stock or other consideration the Optionee would have received if the Option had been exercised shall be determined in good faith by the Board. In addition, in the case of any such merger, consolidation, liquidation, sale, disposition, Change in Control or other circumstance, the Board may, in its sole discretion, accelerate the vesting of the Option.

                  (e) For purposes of this Section,  a "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Company's Common Stock outstanding; and "Common Stock" shall mean the Stock, or if changed, the capital stock of the Company as it shall be constituted from time to time entitling the holders thereof to share generally in the distribution of all assets available for distribution to the Company's stockholders after the distribution to any holders of capital stock with preferential rights.

                  (f) Upon dissolution or liquidation of the Company, the Option shall terminate, but the Optionee (if at such time in the employment of the Company) shall have the right, immediately prior to such dissolution or liquidation, to purchase shares of the Stock pursuant to the Option to the extent such Option is then vested.

                  (g) No fraction of a share of Stock shall be purchasable or deliverable upon the exercise of the Option, but in the event any adjustment hereunder of the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

                  (h) Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or series or securities convertible into or exchangeable or exercisable for shares of the Stock or other securities of any class or series for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of the Stock then subject to outstanding Options.

         18.      AMENDMENT OR TERMINATION OF PLAN

         The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (a) may not materially increase the benefits accruing to Optionees or grantees under the Plan or make any "modifications" as that term is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect the qualification of the Plan or any Options for "incentive stock option" treatment under Section 422 of the Code;

(b) may not change the aggregate number of shares of Stock which may be issued under ISOs pursuant to the provisions of the Plan, except as provided in Section 17 of the Plan; (c) may not reduce the option price at which ISOs may be granted to an amount less than the minimum amount defined by Section 7; or (d) may not change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any STE-1 Option granted pursuant to the Plan to qualify as an incentive stock option or such other form of stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.

         19.      CERTAIN RIGHTS OF THE COMPANY

         The Committee may, in its sole and absolute discretion, also require an employee or other person, as a condition to receiving any Option, to enter into a noncompetition agreement or other agreement in such form as the Committee may, from time to time in its sole and absolute discretion, determine.

         20.      TAX WITHHOLDING

                  (a) To the extent required by law the Company shall withhold income and other taxes with respect to any income recognized by an Optionee or other person relating to any Options granted under this Plan. It shall be a condition to the Optionee's receipt of any Options that the Optionee acknowledges and agrees to the Company's withholding of taxes and further that if the amount of any consideration payable to the Optionee is insufficient to pay such taxes, upon the request of the Company the Optionee shall pay to the Company an amount sufficient for the Company to satisfy tax withholding requirements.

                  (b) Without limiting the foregoing, the Committee may in its discretion permit any withholding obligation to be paid in whole or in part in the form of Stock, by withholding from the shares to be issued upon exercise of an NQO or by accepting delivery from the Optionee of shares of Stock already owned by the Optionee in connection with withholding in respect of exercise of an NQO. The fair market value of the shares for such purposes shall be determined exclusively by the Committee. However, an Optionee may not make any such payment of withholding taxes in the form of shares of Stock previously acquired by him or her pursuant to the exercise of any ISO unless and until such shares shall have been held by him or her for at least two (2) years from the date such option was granted and at least one (1) year from the date the option was exercised. If payment of withholding taxes is made in whole or in part in shares of Stock already owned by the Optionee, then the Optionee shall deliver to the Company certificates registered in the name of the Optionee representing shares of Stock legally and beneficially owned by such Optionee, fully vested and free of all liens, claims and encumbrances of every kind, such certificates to be duly endorsed or accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by such certificates.

         21.      EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall become effective and shall be deemed to have been adopted as of March 19, 1998, subject only to ratification by the holders of a majority of the outstanding shares of capital stock entitled to vote thereon (voting as a single class) within twelve (12) months after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.

         The Plan supersedes the 1997 Stock Option Plan of the Company, adopted on November 26, 1997.

                                    EXHIBIT 1
                            to 1998 Stock Option Plan

                         Form of Stock Option Agreement

                            DESA Holdings Corporation

                             Stock Option Agreement


Specific Terms of the Option

         Subject to the terms and conditions hereinafter set forth and the terms and conditions of the DESA Holdings Corporation 1998 Stock Option Plan (the "Plan"), DESA Holdings Corporation, a Delaware corporation (the "Company", which term shall include, unless the context otherwise clearly requires, all Subsidiaries [as defined in the Plan] of the Company) hereby grants the following option (the "Option") to purchase Common Stock, par value, $0.01 per share (the "Stock") of the Company:

         A.       Name of person to whom the Option is granted (the
                  "Optionee"):              __________________________.

         B.       Date of grant of Option:   _______________.

         C.       An Option for _______ shares of Stock.

         D.       Option Price (per share) payable upon exercise: $ _______.

         E. Term of Option: Subject to Section 3 below, this Option expires at 5:00 p.m. Central Time (Standard or Daylight Savings, as applicable) _______________.

         F. Exercise Schedule: Subject to the provisions of Section 3 below, this Option shall vest and become exercisable with respect to the number of shares of the Stock and upon the attainment of certain performance goals on or prior to the end of certain performance periods, as shown on Schedule I attached hereto and incorporated herein.

DESA HOLDINGS CORPORATION                   The undersigned  hereby accepts
                                            the grant of the  Option on
                                            all  the  terms  set  forth
                                            herein and in the Plan:

By:_______________________                  __________________________________
Title:_________________                     (Signature of Optionee)

                                            Date:___________________

                                            Optionee's Address:

                                            __________________________________
                                            __________________________________
                                            __________________________________

OTHER TERMS OF THE OPTION

         WHEREAS, the Compensation Committee (the "Committee") of the Board of Directors of the Company has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which the Optionee acknowledges has been delivered to the Optionee and is hereby incorporated herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee, intending to be legally bound, covenant and agree as set forth on the first page hereof and as follows:

         1. Grant. Pursuant and subject to the Plan, the Company does hereby grant to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of Stock set forth in Section C on the first page hereof upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained in this agreement (this "Option Agreement"). This Option is a [incentive] [nonqualified] stock option and [is] [is not] intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Option Price. This Option may be exercised at the option price per share of Stock set forth in Section D on the first page hereof, subject to adjustment as provided herein and in the Plan.

         3. Term and Exercisability of Option. This Option shall expire on the earlier of (a) the date determined pursuant to Section E on the first page hereof and (b) the date determined pursuant to Section 8 of the Plan, and shall be exercisable prior to such expiration in accordance with and subject to the terms and conditions set forth in the Plan (including but not limited to Sections 9 and 10 of the Plan) and those terms and conditions, if any, set forth in Section F on the first page hereof. If the Optionee's employment or involvement with the Company is terminated for Cause (as defined in Schedule II hereto) or the Optionee voluntarily terminates his or her employment or involvement with the Company, at any time, for any reason or for no reason, in either such case, (excluding a Resignation for Good Reason as defined in Schedule II to this Option Agreement) the Option hereby granted to the Optionee shall terminate on the date of such termination of employment or involvement. If the Optionee is terminated by the Company without Cause or the Optionee resigns for Good Reason at any time, the Option shall terminate on the date of such termination of employment or involvement with respect to the unvested portion thereof, and with respect to the vested portion of the Option, on the day which is three months after such termination of employment or involvement. If the Optionee is terminated by the Company due to the death or Disability (as defined in Schedule II) of the Optionee, the Option shall terminate with respect to any unvested portion thereof on the date of such termination of employment or involvement, and with respect to the vested portion of the Option, on the 181st day after the date of such termination of employment or involvement. If the Optionee dies before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option as set forth in the preceding sentence.

         4. Method of Exercise. To the extent that the right to purchase shares of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. Subject to the Plan and to Section 7 hereof, as soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or treasury shares of the Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents or otherwise in accordance with Section 10 of the Plan. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

         5. Forfeiture; Restrictions on Exercise. This Option may be subject to forfeiture upon the occurrence of the events specified in Section 12 of the Plan or Section 3 of this Option Agreement or restrictions on exercise upon the occurrence of events specified in Section 9 of the Plan.

         6. Nonassignability of Option Rights. This Option shall not be assignable or transferable by the Optionee except as provided in Section 11 of the Plan.

         7. Compliance with Securities Act. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel as a condition precedent to any exercise of this Option in whole or in part.

         8. Legends. The Optionee hereby acknowledges that the stock certificate or certificates evidencing shares of the Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 6 hereof, in Section 14 of the Plan, and under any applicable agreements between the Optionee and the Company or any of its stockholders.

         9. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of the Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         10. Stockholders Agreement. The Optionee hereby agrees to and joins in as a "Management Holder", and agrees to be bound as a "Management Holder" by the terms and conditions of, the Stockholders Agreement, dated as of November 26, 1997, among the Company and the other persons named therein. The Optionee hereby further acknowledges and agrees that the Option and the shares of the Stock issuable upon exercise of the Option are and shall be subject to the terms and provisions of said Stockholders Agreement, as the same may be amended or modified from time to time in accordance with its terms.

         11. Withholding Taxes. The Optionee hereby agrees, as a condition to any exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by (a) authorizing the Company to withhold the Withholding Amount from his or her cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided, however, that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company in its sole and absolute discretion may refuse to issue such shares of Stock or may withhold from the shares of Stock otherwise deliverable upon exercise of this Option that number of shares having a fair market value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount.

         12. Termination or Amendment of Plan. The Board of Directors of the Company may in its sole and absolute discretion at any time terminate or from time to time modify or amend the Plan as provided in Section 18 of the Plan, but no such termination or amendment will adversely affect rights and obligations under this Option without the consent of the Optionee.

         13. Effect Upon Employment. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company to employ or retain in its employ, or continue its involvement with, the Optionee.

         14. Time for Acceptance. Unless the Optionee shall evidence his or her acceptance of this Option by execution of this Option

Agreement within ten (10) days after its delivery to him or her, the Option and this Option Agreement shall at the option of the Company be null and void.

         15.      General Provisions.

                  (a) Amendment; Waivers. This Option Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

                  (b) Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

                  (c) Construction. This Option Agreement is to be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Option Agreement, the Plan shall control. The titles of the sections of this Option Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

                  (d) Governing Law. This Option Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United State of America and the law (other than the law governing conflict of law questions) of the State of Delaware except to the extent the laws of any other jurisdiction are mandatorily applicable.

                  (e) Notices. Any notice in connection with this Option Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered or certified mail, return receipt requested, to the party addressed as follows, unless another address has been substituted by notice so given:

         To the Optionee:                   To his or her address as
                                            listed on the books of the Company.

         To the Company:                    DESA Holdings Corporation
                                            2701 Industrial Drive
                                            Bowling Green, KY 42102,
                                            Attention: Chairman of the Board

                                            Copy to:

                                            J.W. Childs Associates, L.P.
                                            One Federal Street
                                            Boston, MA  02110
                                            Attention: Mr. Adam L. Suttin

                                            Copy to:

                                            Sullivan & Worcester LLP
                                            One Post Office Square
                                            Boston, MA  02109
                                            Attention: Christopher Cabot, Esq.

         16. Notice of ISO Stock Disposition. The Optionee shall notify the Company promptly in the event that he or she sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO, before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares were issued upon exercise of the ISO.

                                             Exhibit A to Stock Option Agreement


                       [FORM FOR EXERCISE OF STOCK OPTION]


DESA Holdings Corporation
[Address as specified in Section 15(e)
of the Option Agreement]


         Re: Exercise of Option under DESA Holdings Corporation 1998 Stock Option Plan (the "Plan")

Gentlemen:

         Please take notice that the undersigned hereby elects to
exercise the stock option granted to                        on
               , 19___ by and to the extent of purchasing shares of Common Stock, par value $.01 per share, of DESA Holdings Corporation (the "Company") for the option price of $__________ per share, subject to the terms and conditions of the Stock Option Agreement between and the Company dated as of
   , 199  (the "Option Agreement") and the Plan.

         The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the option price for said shares. If the undersigned is making payment of any part of the option price by delivery of shares of Common Stock of the Company, he or she hereby confirms that he or she has investigated and considered the possible income tax consequences to him or her of making such payments in that form. The undersigned hereby agrees to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in Section 11 of the Option Agreement.

         The undersigned hereby specifically confirms to the Company that he or she shall hold said shares subject to all of the terms and conditions of said Stock Option Agreement and the Plan.

                                              Very truly yours,


Date                                          (Signed by                   or
                                              other party duly exercising
                                              option)

                            DESA HOLDINGS CORPORATION

                             1998 STOCK OPTION PLAN

                                   SCHEDULE I
                              to Option Agreements



                             Option Vesting Schedule

         Subject to the provisions of Section 3 of the Option Agreement to which this Option Vesting Schedule is attached:

         A. For purposes hereof, "EBITDA" means consolidated earnings of the Company and its subsidiaries before interest, taxes, depreciation and amortization and after deduction of all operating expenses, subject to adjustment by the Board of Directors for extraordinary and non-recurring items, all as calculated in accordance with generally accepted accounting principles consistently applied, and as reflected in the Company's most recently available audited consolidated financial statements for the immediately preceding fiscal year and certified by an officer of the Company.

         "Shares" means the number of shares of Stock set forth in paragraph C of the Option Agreement to which this Option Vesting Schedule is attached.

         "Target Period" means one of the fiscal years of the Company set forth in Table A hereinbelow.

         B. If the Company's EBITDA in any Target Period is equal to the Base Target EBITDA for such period, the Option will vest and be exercisable with respect to 6% of the Shares. If the Company's EBITDA in any Target Period is equal to or greater than the Optimistic Target EBITDA for such period, the Option will vest and be exercisable with respect to 20% of the Shares. If the Company's EBITDA for any Target Period is between the Base Target and the Optimistic Target EBITDA, then the percentage of the Shares with respect to which the Option shall vest shall be determined according to a linear extrapolation such that at the Base Target EBITDA the Option will vest for 6% of the Shares and at the Optimistic Target EBITDA the Option will vest for 20% of the Shares.

         C. Notwithstanding the foregoing, (a) if (i) the Company's EBITDA for the 2003 Target Period is equal to or greater than the Base Target EBITDA for such period, and (ii) the Company's cumulative EBITDA for all five Target Periods is equal to the cumulative Base Target EBITDA for such five-year period, then the Option shall vest and be exercisable with respect 30% of the Shares (to the extent not theretofore vested in accordance with this with Schedule I); (b) if (i) the Company's EBITDA for the 2003 Target Period is equal to or greater than the Base Target EBITDA for such period, and (ii) the Company's cumulative EBITDA for all five Target Periods is equal to or greater than the cumulative Optimistic Target EBITDA, then the Option shall vest and be exercisable with respect to 100% of the Shares (to the extent not theretofore vested in accordance with this with Schedule I); and (c) if (i) the Company's EBITDA for the 2003 Target Period is equal to or greater than the Base Target EBITDA for such period, and (ii) the Company's cumulative EBITDA for all five Target Periods is between the cumulative Base Target EBITDA and the cumulative Optimistic Target, then the percentage of the Shares with respect to which the Option shall vest shall be determined according to a linear extrapolation such that at the cumulative Base Target EBITDA the Option will vest for 30% of the Shares and at the cumulative Optimistic Target EBITDA the Option will vest for 100% of the Shares (to the extent not theretofore vested in accordance with this with Schedule I).

         D. Notwithstanding the foregoing, if there shall occur a Change of Control (as defined in the Plan) prior to the end of Fiscal Yr. 5, then the Option shall vest and be exercisable, effective immediately prior to such Change in Control, with respect to a percentage of the Shares reserved (but for this paragraph) for vesting in any Target Period ending after the occurrence of such Change in Control equal to the quotient (expressed as a percentage) of (i) the number of Shares with respect to which the Option shall have theretofore vested, divided by (ii) the maximum number of Shares with respect to which the Option would have theretofore vested had the Company's EBITDA for each Target Period ending prior to the occurrence of such Change in Control been equal to or greater than the Optimistic Target EBITDA for the each such Target Period; provided, however, that such percentage determined pursuant to this paragraph shall be rounded down to the nearest tenth of a percent.

                                     Table A

                                                            Optimistic Target
                               Base Target EBITDA                EBITDA
Fiscal Year                        (millions)                  (Millions)

    1999                     [To be determined by        [To be determined by
                                     the Board of                the Board of
                                 Directors of the            Directors of the
                                         Company]                    Company]

    2000                     [To be determined by        [To be determined by
                                     the Board of                the Board of
                                 Directors of the            Directors of the
                                         Company]                    Company]

    2001                     [To be determined by        [To be determined by
                                     the Board of                the Board of
                                 Directors of the            Directors of the
                                         Company]                    Company]

    2002                     [To be determined by        [To be determined by
                                     the Board of                the Board of
                                 Directors of the            Directors of the
                                         Company]                    Company]

    2003                     [To be determined by        [To be determined by
                                     the Board of                the Board of
                                 Directors of the            Directors of the
                                         Company]                    Company]

 Cumulative                  [To be determined by        [To be determined by
                                     the Board of                the Board of
                                 Directors of the            Directors of the
                                         Company]                    Company]

         E. Notwithstanding the foregoing, provided that (i) Optionee shall continue to be an employee, director or consultant of the Company or a subsidiary, and (ii) the Company shall not have (a) merged or consolidated with another corporation or other entity, whether or not the Company is the surviving entity, or (b) liquidated or sold or otherwise disposed of all or substantially all of its assets to another entity, or (c) been subject to a Change in Control (as defined in the Plan), the Option shall vest and be exercisable, effective immediately, nine (9) years and six (6) months from the date as of which such Option was granted.

         F. Notwithstanding the foregoing, in the event that the Realized Value (defined below) of the Initial Shares (defined below) should equal or exceed the amounts set forth in the following table in the time periods indicated, then the unvested portion of the Option shall vest and be immediately exercisable:


Period                                         Realized Value
11/26/97-2/29/00
3/1/00-2/28/01
3/1/01-2/28/02
3/1/02-2/28/03


         G. "Initial Shares" means the shares of Common Stock of the Company issued and outstanding at November 26, 1997 and beneficially owned by J.W. Childs Equity Partners and affiliates (excluding JWC Equity Funding, Inc.). "Realized Value" means the aggregate cash proceeds, net of reasonable out-of-pocket fees and expenses (including but not limited to broker's fees and underwriters discounts and commissions) actually received, from time to time, by holders of the Initial Shares from (i) sale(s) or other disposition(s) of all or a portion of the Initial Shares, or (ii) sales(s) or other dispositions(s) of securities or other property received by such holders as proceeds of sale(s) or other disposition(s) by holders of the Initial Shares of all or a portion of the Initial Shares, or (iii) any combination of the foregoing clauses (i) and (ii).

         H. Upon the Company's making an acquisition or disposition of any material business or line of business, the EBITDA Targets set forth above for Target Periods ending after the date of such transaction will be adjusted by the Board of Directors of the Company to take into account the changes in EBITDA expected as a result of such transaction.

                           DESA HOLDINGS CORPORATION



                                   SCHEDULE II


                            Definitions Applicable to
                      Non-Qualified Stock Option Agreement



         1. "Cause" The Company shall have "Cause" for termination of the Optionee if any of the following has occurred:

                  (i) Optionee's conviction or admission of a felony or a crime involving moral turpitude under the laws of any state in the United States or the federal laws of the United States, or fraud, misappropriation or embezzlement of the assets of the Company or any subsidiary thereof;

                  (ii) If Optionee is party to a written employment agreement with the Company or a subsidiary, the breach by Optionee of any provision or covenant contained therein which breach, by the terms of such agreement, constitutes "cause" for termination of Optionee's employment thereunder;

                  (iii) If Optionee is not a party to a written employment agreement with the Company or a subsidiary, (a) Optionee's continued failure, whether willful, intentional or negligent, after written notice, to perform his or her duties as an employee of the Company (other than as a result of a Disability), or (b) Optionee's breach of any duty or obligation of noncompetition or confidentiality owed by the Optionee to the Company or any of its subsidiaries.

         2. "Disability" If during the term of his or her Employment by the Company, the Optionee shall become physically or mentally disabled to the extent that he or she is, in the reasonable opinion of a recognized medical expert selected by the Company, unable to continue the proper performance of his or her duties for a continuous period of one hundred eighty (180) days, Optionee shall be considered disabled.

         3. "Resignation for Good Reason" The Optionee shall have "Good Reason" for terminating his or her employment with the Company if, other than for Cause, any of the following has occurred:

                  (i) If Optionee is a party to a written employment agreement with the Company or any subsidiary, (a) the Company (or subsidiary, as applicable) causes a material change in Optionee's duties as set forth therein or assigns the Employee to duties materially inconsistent therewith; (b) the Optionee is removed from, or not re-elect to, any position(s) of employment set forth in such agreement; (c) there is a reduction in the Optionee's salary or fringe benefits established in such employment agreement; (d) an adverse change in the terms of participation or benefits under a bonus plan established in conjunction with such agreement (unless the Company provides benefits that are substantially equivalent); or (d) there is any breach by the Company (or a subsidiary, if applicable) of any term of such agreement, which is not cured by within thirty (30) days after receipt of written notice of such breach.

                  (ii)  If  Optionee  is  not  party  to  a  written  employment agreement  with the  Company or any  subsidiary,  the  Optionee's  base salary has been reduced other than in connection with an across-the-board reduction of employee compensation imposed by the Board of Directors in response to negative financial results or other adverse circumstances affecting the Company.

                                    EXHIBIT 2
                            to 1998 Stock Option Plan
                         Form of Stock Option Agreement

                            DESA Holdings Corporation

                             Stock Option Agreement


Specific Terms of the Option

         Subject to the terms and conditions hereinafter set forth and the terms and conditions of the DESA Holdings Corporation 1998 Stock Option Plan (the "Plan"), DESA Holdings Corporation, a Delaware corporation (the "Company", which term shall include, unless the context otherwise clearly requires, all Subsidiaries [as defined in the Plan] of the Company) hereby grants the following option (the "Option") to purchase Common Stock, par value, $0.01 per share (the "Stock"), of the Company:

         A.       Name of person to whom the Option is granted (the
                  "Optionee"):      __________________________.

         B.       Date of grant of Option:   _______________.

         C.       An Option for _______ shares of Stock.

         D.       Option price (per share) payable upon exercise: $ _______.

         E. Term of Option: Subject to Section 3 below, this Option expires at 5:00 p.m. Eastern Time (Standard or Daylight Savings, as applicable) _______________.

         F. Exercise Schedule: Subject to the provisions of Section 3 below, this Option shall vest and become exercisable with respect to the number of shares of the Stock at the end of certain periods, as shown on Schedule I attached hereto and incorporated herein.

DESA HOLDINGS CORPORATION                   The undersigned hereby accepts the
                                            grant of the Option on all the terms
                                            set forth herein and in the Plan

By:_______________________                  __________________________________
Title:____________________                  (Signature of Optionee)

                                            Date:___________________

                                            Optionee's Address:

                                            _________________________________
                                            _________________________________
                                            _________________________________

OTHER TERMS OF THE OPTION

         WHEREAS, the Compensation Committee (the "Committee") of the Board of Directors of the Company has authorized the grant of this stock option pursuant and subject to the terms of the Plan, a copy of which the Optionee acknowledges has been delivered to the Optionee and is hereby incorporated herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Company and the Optionee, intending to be legally bound, covenant and agree as set forth on the first page hereof and as follows:

         1. Grant. Pursuant and subject to the Plan, the Company does hereby grant to the Optionee a stock option (the "Option") to purchase from the Company the number of shares of Stock set forth in Section C on the first page hereof upon the terms and conditions set forth in the Plan and upon the additional terms and conditions contained in this agreement (this "Option Agreement"). This Option is a [incentive] [nonqualified] stock option and [is] [is not] intended to qualify for special federal income tax treatment as an "incentive stock option" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Option Price. This Option may be exercised at the option price per share of Stock set forth in Section D on the first page hereof, subject to adjustment as provided herein and in the Plan.

         3. Term and Exercisability of Option. This Option shall expire on the earlier of (a) the date determined pursuant to Section E on the first page hereof and (b) the date determined pursuant to Section 8 of the Plan, and shall be exercisable prior to such expiration in accordance with and subject to the terms and conditions set forth in the Plan (including but not limited to Sections 9 and 10 of the Plan) and those terms and conditions, if any, set forth in Section F on the first page hereof. If the Optionee's employment or involvement with the Company is terminated for Cause (as defined in Schedule II hereto) or the Optionee voluntarily terminates his or her employment or involvement with the Company, at any time, for any reason or for no reason, in either such case, (excluding a Resignation for Good Reason as defined in Schedule II to this Option Agreement) the Option hereby granted to the Optionee shall terminate on the date of such termination of employment or involvement. If the Optionee is terminated by the Company without Cause or the Optionee resigns for Good Reason at any time, the Option shall terminate on the date of such termination of employment or involvement with respect to the unvested portion thereof, and with respect to the vested portion of the Option, on the day which is three months after such termination of employment or involvement. If the Optionee is terminated by the Company due to the death or Disability (as defined in Schedule II) of the Optionee, the Option shall terminate with respect to any unvested portion thereof on the date of such termination of employment or involvement, and with respect to the vested portion of the Option, on the 181st day after the date of such termination of employment or involvement. If the Optionee dies before this Option has been exercised in full, the personal representative of the Optionee may exercise this Option as set forth in the preceding sentence.

         4. Method of Exercise. To the extent that the right to purchase shares of Stock has accrued hereunder, this Option may be exercised from time to time by written notice to the Company substantially in the form attached hereto as Exhibit A, stating the number of shares with respect to which this Option is being exercised, and accompanied by payment in full of the option price for the number of shares to be delivered, by means of payment acceptable to the Company in accordance with Section 10 of the Plan. Subject to the Plan and to Section 7 hereof, as soon as practicable after its receipt of such notice, the Company shall, without transfer or issue tax to the Optionee (or other person entitled to exercise this Option), deliver to the Optionee (or other person entitled to exercise this Option), at the principal executive offices of the Company or such other place as shall be mutually acceptable, a certificate or certificates for such shares out of theretofore authorized but unissued shares or treasury shares of the Stock as the Company may elect; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of law. Payment of the option price may be made in cash or cash equivalents or otherwise in accordance with Section 10 of the Plan. If the Optionee (or other person entitled to exercise this Option) fails to pay for and accept delivery of all of the shares specified in such notice upon tender of delivery thereof, his or her right to exercise this Option with respect to such shares not paid for may be terminated by the Company.

         5. Forfeiture; Restrictions on Exercise. This Option may be subject to forfeiture upon the occurrence of the events specified in Section 12 of the Plan or Section 3 of this Option Agreement or restrictions on exercise upon the occurrence of events specified in Section 9 of the Plan.

         6. Nonassignability of Option Rights. This Option shall not be assignable or transferable by the Optionee except as provided in Section 11 of the Plan.

         7. Compliance with Securities Act. The Company shall not be obligated to sell or issue any shares of Stock or other securities pursuant to the exercise of this Option unless the shares of Stock or other securities with respect to which this Option is being exercised are at that time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws. In the event shares or other securities shall be issued which shall not be so registered, the Optionee hereby represents, warrants and agrees that he or she will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel as a condition precedent to any exercise of this Option in whole or in part.

         8. Legends. The Optionee hereby acknowledges that the stock certificate or certificates evidencing shares of the Stock or other securities issued pursuant to any exercise of this Option will bear a legend setting forth the restrictions on their transferability described in Section 6 hereof, in Section 14 of the Plan, and under any applicable agreements between the Optionee and the Company or any of its stockholders.

         9. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of the Stock or other securities covered by this Option until the date of issuance of a certificate to him or her for such shares or other securities. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         10. Stockholders Agreement. The Optionee hereby agrees to and joins in as a "Management Holder", and agrees to be bound as a "Management Holder" by the terms and conditions of, the Stockholders Agreement, dated as of November 26, 1997, among the Company and the other persons named therein. The Optionee hereby further acknowledges and agrees that the Option and the shares of the Stock issuable upon exercise of the Option are and shall be subject to the terms and provisions of said Stockholders Agreement, as the same may be amended or modified from time to time in accordance with its terms.

         11. Withholding Taxes. The Optionee hereby agrees, as a condition to any exercise of this Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the "Withholding Amount") by (a) authorizing the Company to withhold the Withholding Amount from his or her cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided, however, that to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company in its sole and absolute discretion may refuse to issue such shares of Stock or may withhold from the shares of Stock otherwise deliverable upon exercise of this Option that number of shares having a fair market value, on the date of exercise, sufficient to eliminate any deficiency in the Withholding Amount.

         12. Termination or Amendment of Plan. The Board of Directors of the Company may in its sole and absolute discretion at any time terminate or from time to time modify or amend the Plan as provided in Section 18 of the Plan, but no such termination or amendment will adversely affect rights and obligations under this Option without the consent of the Optionee.

         13. Effect Upon Employment. Nothing in this Option or the Plan shall be construed to impose any obligation upon the Company to employ or retain in its employ, or continue its involvement with, the Optionee.

         14. Time for Acceptance. Unless the Optionee shall evidence his or her acceptance of this Option by execution of this Option

Agreement within ten (10) days after its delivery to him or her, the Option and this Option Agreement shall at the option of the Company be null and void.

         15.      General Provisions.

                  (a) Amendment; Waivers. This Option Agreement, including the Plan, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties. The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

                  (b) Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein and in the Plan, their respective heirs, executors, administrators, representatives, successors and assigns.

                  (c) Construction. This Option Agreement is to be construed in accordance with the terms of the Plan. In case of any conflict between the Plan and this Option Agreement, the Plan shall control. The titles of the sections of this Option Agreement and of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

                  (d) Governing Law. This Option Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the United State of America and the law (other than the law governing conflict of law questions) of the State of Delaware except to the extent the laws of any other jurisdiction are mandatorily applicable.

                  (e) Notices. Any notice in connection with this Option Agreement shall be deemed to have been properly delivered if it is in writing and is delivered in hand or sent by registered or certified mail, return receipt requested, to the party addressed as follows, unless another address has been substituted by notice so given:

        To the Optionee:           To his or her address as
                                   listed on the books of the Company.

         To the Company:           DESA Holdings Corporation
                                   2701 Industrial Drive
                                   Bowling Green, KY 42102,
                                   Attention: Chairman of the Board

                                   Copy to:

                                   J.W. Childs Associates, L.P.
                                   One Federal Street
                                   Boston, MA  02110
                                   Attention: Mr. Adam L. Suttin

                                   Copy to:

                                   Sullivan & Worcester LLP
                                   One Post Office Square
                                   Boston, MA  02109
                                   Attention: Christopher Cabot, Esq.

         16. Notice of ISO Stock Disposition. The Optionee shall notify the Company promptly in the event that he or she sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO, before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares were issued upon exercise of the ISO.

                                            Exhibit A to Stock Option Agreement

                       [FORM FOR EXERCISE OF STOCK OPTION]


DESA Holdings Corporation
[Address as specified in Section 15(e)
of the Option Agreement]


         Re: Exercise of Option under DESA Holdings Corporation 1998 Stock Option Plan (the "Plan")

Gentlemen:

         Please take notice that the undersigned hereby elects to
exercise the stock option granted to                        on
               , 19___ by and to the extent of purchasing shares of Common Stock, par value $.01 per share, of DESA Holdings Corporation (the "Company") for the option price of $__________ per share, subject to the terms and conditions of the Stock Option Agreement between and the Company dated as of
   , 199  (the "Option Agreement") and the Plan.

         The undersigned encloses herewith payment, in cash or in such other property as is permitted under the Plan, of the option price for said shares. If the undersigned is making payment of any part of the option price by delivery of shares of Common Stock of the Company, he or she hereby confirms that he or she has investigated and considered the possible income tax consequences to him or her of making such payments in that form. The undersigned hereby agrees to provide the Company an amount sufficient to satisfy the obligation of the Company to withhold certain taxes, as provided in Section 11 of the Option Agreement.

         The undersigned hereby specifically confirms to the Company that he or she shall hold said shares subject to all of the terms and conditions of said Stock Option Agreement and the Plan.

                                           Very truly yours,


Date                                       (Signed by                   or
                                           other party duly exercising
                                           option)

                            DESA HOLDINGS CORPORATION

                             1998 STOCK OPTION PLAN

                                   SCHEDULE I
                              to Option Agreements



                             Option Vesting Schedule


         For purposes hereof, "Shares" means the number of shares of Stock set forth in paragraph C of the Option Agreement to which this Option Vesting
Schedule is attached.

         Subject to the provisions of Section 3 of the Option Agreement to which this Option Vesting Schedule is attached, the Option shall become exercisable as follows:

         (1) With respect to 5% of the Shares, as the date which is one (1) year after the date set forth in paragraph B of the Option Agreement to which this Option Vesting Schedule is attached;

         (2) With respect to 5% of the Shares, as the date which is two (2) years after the date set forth in paragraph B of the Option Agreement to which this Option Vesting Schedule is attached;

         (3)      With respect to 50% of the Shares,  as the date which is three
                  (3) years after the date set forth in paragraph B of the Option Agreement to which this Option Vesting Schedule is attached;

         (4)      With  respect to 20% of the Shares,  as the date which is four
                  (4) years after the date set forth in paragraph B of the Option Agreement to which this Option Vesting Schedule is attached; and

         (5)      With  respect to 20% of the Shares,  as the date which is five
                  (5) years after the date set forth in paragraph B of the Option Agreement to which this Option Vesting Schedule is attached;

                            DESA HOLDINGS CORPORATION



                                   SCHEDULE II


                            Definitions Applicable to
                      Non-Qualified Stock Option Agreement



         1. "Cause" The Company shall have "Cause" for termination of the Optionee if any of the following has occurred:

                  (i) Optionee's conviction or admission of a felony or a crime involving moral turpitude under the laws of any state in the United States or the federal laws of the United States, or fraud, misappropriation or embezzlement of the assets of the Company or any subsidiary thereof;

                  (ii) If Optionee is party to a written employment agreement with the Company or a subsidiary, the breach by Optionee of any provision or covenant contained therein which breach, by the terms of such agreement, constitutes "cause" for termination of Optionee's employment thereunder;

                  (iii) If Optionee is not a party to a written employment agreement with the Company or a subsidiary, (a) Optionee's continued failure, whether willful, intentional or negligent, after written notice, to perform his or her duties as an employee of the Company (other than as a result of a Disability), or (b) Optionee's breach of any duty or obligation of noncompetition or confidentiality owed by the Optionee to the Company or any of its subsidiaries.

         2. "Disability" If during the term of his or her Employment by the Company, the Optionee shall become physically or mentally disabled to the extent that he or she is, in the reasonable opinion of a recognized medical expert selected by the Company, unable to continue the proper performance of his or her duties for a continuous period of one hundred eighty (180) days, Optionee shall be considered disabled.

         3. "Resignation for Good Reason" The Optionee shall have "Good Reason" for terminating his or her employment with the Company if, other than for Cause, any of the following has occurred:

                  (i) If Optionee is a party to a written employment agreement with the Company or any subsidiary, (a) the Company (or subsidiary, as applicable) causes a material change in Optionee's duties as set forth therein or assigns the Employee to duties materially inconsistent therewith; (b) the Optionee is removed from, or not re-elect to, any position(s) of employment set forth in such agreement; (c) there is a reduction in the Optionee's salary or fringe benefits established in such employment agreement; (d) an adverse change in the terms of participation or benefits under a bonus plan established in conjunction with such agreement (unless the Company provides benefits that are substantially equivalent); or (d) there is any breach by the Company (or a subsidiary, if applicable) of any term of such agreement, which is not cured by within thirty (30) days after receipt of written notice of such breach.

                  (ii)  If  Optionee  is  not  party  to  a  written  employment agreement  with the  Company or any  subsidiary,  the  Optionee's  base salary has been reduced other than in connection with an across-the-board reduction of employee compensation imposed by the Board of Directors in response to negative financial results or other adverse circumstances affecting the Company.